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                                                               EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 20, 2002, except for Note 14 as to which the date is June 12, 2002, relating to the financial statements of IXYS Corporation, which appears in IXYS Corporation's Annual Report on Form 10-K for the year ended March 31, 2002.





/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
July 9, 2002